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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): NOVEMBER 22, 2000

                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           000-21481                                    04-3027191
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   (Commission File Number)                  (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS               02139
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 (Address of Principal Executive Offices)               (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      OTHER EVENTS.

         On November 22, 2000, Transkaryotic Therapies, Inc. ("TKT") announced that the U.S. Food and Drug Administration (FDA) has required that data be provided on additional manufacturing runs of Dynepo-TM-. Dynepo Is being developed by Aventis Pharma, the pharmaceutical company of Aventis S.A., in collaboration with TKT. The FDA's requirement is based on a recent change in the Dynepo manufacturing process, an increase in scale from the 2000 liter to 5000 liter bioreactors. Though the product has been successfully manufactured at the 5000 liter scale, additional process validation data will be submitted to the FDA. The amount of new data will necessitate that it be submitted as part of a new Biologics License Application (BLA), which is expected to occur in approximately six months.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1 Press Release

                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2000                              REGISTRANT

                                              TRANSKARYOTIC THERAPIES, INC.


                                              By:  /s/ DANIEL E. GEFFKEN
                                                   ----------------------------
                                                   Daniel E. Geffken
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                      -3-

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION

99.1                                                 Press Release

                                      -4-